UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2013

OCI Resources LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia	30328
(Address of principal executive office)	(Zip Code)

(770) 375-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Underwriting Agreement

On September 12, 2013, OCI Resources LP, a Delaware limited partnership (the “Partnership”), entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Partnership, OCI Resource Partners LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), OCI Enterprises Inc., a Delaware corporation (“OCI Enterprises”), OCI Chemical Corporation, a Delaware corporation (“OCI Chemical”), OCI Wyoming Holding Co., a Delaware corporation (“OCI Holding”), and OCI Wyoming Co., a Delaware corporation (“Wyoming Co.” and collectively with the Partnership, the General Partner, OCI Enterprises, OCI Chemical and OCI Holding, the “OCI Parties”), and Citigroup Global Markets Inc. and Goldman, Sachs & Co., for themselves and as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale (the “Offering”) by the Partnership, and the purchase by the Underwriters, of 5,000,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $19.00 per Common Unit ($17.86 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership has also granted the Underwriters a 30-day option (the “Option”) to purchase up to an additional 750,000 Common Units (the “Optional Units”).  If the Underwriters exercise their option to purchase Optional Units, the number of Optional Units purchased by the Underwriters pursuant to such exercise will be issued to the Underwriters and any remaining Common Units not purchased by the Underwriters pursuant to any such exercise will be issued to OCI Holding. If the Underwriters do not exercise their option to purchase Optional Units, the Partnership will issue 750,000 Common Units to OCI Holding upon the expiration of the Option.

The material terms of the Offering are described in the prospectus, dated September 13, 2013 (the “Prospectus”), filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on September 16, 2013 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-189838) (the “Registration Statement”), initially filed on July 8, 2013.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, and were solely for the benefit of the parties to such agreement. The OCI Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering closed on September 18, 2013, and the Partnership received proceeds (net of underwriting discounts, the structuring fee and offering expenses) from the Offering of approximately $83.5 million.  The Partnership used the aggregate net proceeds from the Offering to make a distribution of approximately $18.0 million to OCI Chemical. The Partnership also used net proceeds of approximately $65.5 million to make a cash payment to Wyoming Co. in exchange for the contribution of its 10.02% limited partner interest in OCI Wyoming, L.P., a Delaware limited partnership (“OCI Wyoming”), to the Partnership.

As more fully described under the caption “Underwriting” in the Prospectus, certain of the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking and advisory services for the Partnership, the General Partner and their respective affiliates from time to time in the ordinary course of their business for which they have received customary fees and reimbursement of expenses.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Omnibus Agreement

On September 18, 2013, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) by and among the Partnership, the General Partner and OCI Enterprises.

Pursuant to the Omnibus Agreement, the Partnership has agreed to reimburse OCI Enterprises and its affiliates for certain direct operating expenses they pay on behalf of the Partnership, and for providing corporate, general and administrative services. Additionally, pursuant to the Omnibus Agreement, OCI Enterprises has agreed to indemnify the Partnership for (i) certain preclosing environmental liabilities, (ii) certain title and rights-of-way matters, (iii) the Partnership’s failure to have certain necessary governmental consents and permits; (iv) certain preclosing tax liabilities; (v) the use of the name “OCI” and other trademarks; and (vi) assets retained by OCI Enterprises and its affiliates.  The Partnership has agreed to indemnify OCI Enterprises for certain events relating to the Partnership’s ownership or operation of its assets after the closing of the Offering. Further, as part of the Omnibus Agreement, OCI Enterprises has agreed to grant the Partnership a royalty-free right and sublicense to use “OCI” as part of its name and as a trademark and service mark or as a part of a trademark or a service mark for its products and services.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Third Amended and Restated Limited Partnership Agreement of OCI Wyoming, L.P.

On September 18, 2013, in connection with the closing of the Offering, OCI Wyoming amended and restated its Limited Partnership Agreement (as amended, the “Wyoming LP Agreement”).  The amendments to the Wyoming LP Agreement included reflecting the consummation of the Offering and the removal of Wyoming Co. as a partner as a result of its replacement as a limited partner in OCI Wyoming by the Partnership and other immaterial changes.  The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Wyoming LP Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

OCI Holding owns 4,025,500 Common Units and 9,775,500 Subordinated Units, representing a 71.9% limited partner interest in the Partnership. In addition, the General Partner owns a 2.0% general partner interest in the Partnership, represented by 383,694 general partner units.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On September 18, 2013, in anticipation of the closing of the Offering, the Partnership entered into a Contribution, Assignment and Assumption Agreement by and among the Partnership, the General Partner, Wyoming Co., OCI Holding and OCI Chemical (the “Contribution Agreement”). Pursuant to the Contribution Agreement, in connection with the closing of the Offering, (i) Wyoming Co. contributed its 10.02% limited partner interest in OCI Wyoming to the Partnership in exchange for a cash payment to Wyoming Co. of $65.5 million to be paid from the proceeds of the Offering, (ii) the Partnership distributed $18.0 million to OCI Holding and issued to OCI Holding 4,025,500 Common Units and 9,775,500 Subordinated Units representing a recapitalized 71.9% limited partner interest in the Partnership, (iii) the Partnership issued to OCI Holding the right to receive the issuance of additional Common Units described in clause (a) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement (as defined below), (iv) the Partnership issued to OCI Chemical, on behalf of OCI Holding, the right to receive the distribution(s) of cash described in clause (b) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement, (v) the Partnership issued to the General Partner 383,694 general partner units, in part representing a continuation of the General Partner’s 2.0% general partner interest in the Partnership and in part on behalf of OCI Holding, and the Incentive Distribution Rights (as defined in the Partnership Agreement) in the Partnership, (vi) the Partnership issued to the General Partner, on behalf of OCI Holding, the right to receive additional general partner units described in clause (c) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement, and (vii) the Partnership redeemed the initial interests of the General Partner and OCI Holding and refunded OCI Holding’s initial contribution of $1,000.00 and any interest or other profit that may have resulted from the investment or other use of such initial capital contribution to OCI Holding. Such transactions are referred to as the “Contribution Transactions.”

On September 18, 2013, in connection with the Offering, the Contribution Transactions were completed.

The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description in Item 2.01 of the issuances of securities by the Partnership on September 18, 2013 in connection with the consummation of the Contribution Transactions is incorporated herein by reference. The foregoing transactions were undertaken in reliance on the exemption from the registration requirements of the Securities Act in Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Each of the Subordinated Units will convert into one Common Unit at the end of the subordination period.  The subordination period will end on the first business day after the Partnership has earned and paid at least $2.00 (the minimum quarterly distribution on an annualized basis) on each outstanding common, subordinated and general partner unit, for each of three consecutive, non-overlapping four-quarter periods ending on or after September 30, 2016, provided that there are no arrearages on the Common Units at that time.

The description of the subordination period contained in the section of the Prospectus entitled “How We Make Distributions to Our Partners—Subordination Period” is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Partnership Agreement

On September 18, 2013, in connection with the closing of the Offering, the General Partner and OCI Holding amended and restated the Agreement of Limited Partnership of the Partnership by executing the First Amended and Restated Agreement of Limited Partnership of the Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the section of the Prospectus entitled “The Partnership Agreement” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Limited Liability Company Agreement of OCI Resource Partners LLC

On September 18, 2013, in connection with the closing of the Offering, the General Partner amended and restated its Limited Liability Company Agreement (as amended, the “LLC Agreement”). The amendments to the LLC Agreement included, among other things, outlining the rights of the sole member and management by the board of directors of the Partnership’s business.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure.

On September 13, 2013, the Partnership issued a press release announcing that it had priced the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the press release is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits

1.1

Underwriting Agreement, dated September 12, 2013, by and among OCI Resources LP, OCI Resource Partners LLC, OCI Enterprises Inc., OCI Chemical Corporation, OCI Wyoming Holding Co. and OCI Wyoming Co., and Citigroup Global Markets Inc. and Goldman, Sachs & Co., for themselves and as representatives of the other several underwriters named therein

3.1	First Amended and Restated Agreement of Limited Partnership of OCI Resources LP, dated as of September 18, 2013

3.2	Amended and Restated Limited Liability Company Agreement of OCI Resource Partners LLC, dated September 18, 2013

10.1

Contribution, Assignment and Assumption Agreement, dated as of September 18, 2013, by and among OCI Resources LP, OCI Resource Partners LLC, OCI Wyoming Co., OCI Wyoming Holding Co. and OCI Chemical Corporation

10.2	Omnibus Agreement, dated as of September 18, 2013, by and among OCI Resources LP, OCI Resource Partners LLC and OCI Enterprises Inc.

10.3	Third Amended and Restated Limited Partnership Agreement of OCI Wyoming, L.P., dated September 18, 2013

99.1	Press Release, dated September 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCI RESOURCES LP

By:	OCI Resource Partners LLC,
its General Partner

By:	/s/ Kirk H. Milling
Kirk H. Milling
Chief Executive Officer

Date: September 18, 2013

EXHIBIT INDEX

1.1

Underwriting Agreement, dated September 12, 2013, by and among OCI Resources LP, OCI Resource Partners LLC, OCI Enterprises Inc., OCI Chemical Corporation, OCI Wyoming Holding Co. and OCI Wyoming Co., and Citigroup Global Markets Inc. and Goldman, Sachs & Co., for themselves and as representatives of the other several underwriters named therein

3.1	First Amended and Restated Agreement of Limited Partnership of OCI Resources LP, dated as of September 18, 2013

3.2	Amended and Restated Limited Liability Company Agreement of OCI Resource Partners LLC, dated September 18, 2013

10.1

Contribution, Assignment and Assumption Agreement, dated as of September 18, 2013, by and among OCI Resources LP, OCI Resource Partners LLC, OCI Wyoming Co., OCI Wyoming Holding Co. and OCI Chemical Corporation

10.2	Omnibus Agreement, dated as of September 18, 2013, by and among OCI Resources LP, OCI Resource Partners LLC and OCI Enterprises Inc.

10.3	Third Amended and Restated Limited Partnership Agreement of OCI Wyoming, L.P., dated September 18, 2013

99.1	Press Release, dated September 13, 2013